Dear Fellow Shareholders:

    Net Investment Income for the full year and for the fourth quarter were $2,430,355, and $606,186, respectively.

    A dividend of $0.38 was declared on December 5, 1996, payable January 31, 1997, to shareholders of record December 20, 1996. We have been advised that 4.66% of 1996 dividend income is deemed to be interest earned on Federal obligations.

    Year-end is a time for looking both forward and back; a time for resolutions and a time for both regret and good cheer. On balance, 1996 turned out to be reasonably benign to most Americans and a year for celebration by equity investors. Since almost all of our shareholders own diversified stock portfolios, we join them in toasting the past.

    Now for the hard part: What about 1997?

    It is pleasant to be responsible for a fund that tries to be stodgy and safe. We do not have to joust in the performance game, and we never will. So much for our New Year's resolution: it remains, "Steady as she goes."

    The temptation to predict is indeed a strong one. At the risk of being totally wrong, some thoughts are offered below:

    *China may pose  problems as new leaders  fight to replace Mr. Deng and Hong
     Kong reverts to mainland ownership.

    *Mr. Yeltsin may be faced with enormous economic and political challenges which would baffle even a healthy leader.

    *Our President may be confronted by personal legal troubles from one of the four special counsel investigations.

    *The spirit of cooperation currently flourishing in Congress could turn partisan if Republicans smell political blood.

    *It is possible that deflation, rather than inflation could threaten economic stability as countries cut expenditures to qualify for a European Union.

    *Terrorism and arrogant religious fundamentalism could derail progress toward democracy and freedom.

    Enough negative "might- be's". While any or all of them might happen, there are lots of reasons to be thankful:

    *Major wars do not seem to be in our predictable future.

    *Medicine and science continue to improve the quality of life for most people.

    *Instant communication should remain the strongest weapon in the arsenal of truth; ideas cannot be stopped by distance.

    In the spirit of cautious optimism, the directors and officers of Excelsior wish for a good year for all of us.

                                                  Sincerely,




                                                  Townsend Brown II
                                                  Chairman

December 31, 1996

Excelsior Income Shares, Inc.

Schedule of Investments
December 31, 1996 (Note 1)

U.S. GOVERNMENT AND FEDERAL                Moody's
AGENCIES OBLIGATIONS-57.66%                Rating**   Face Amount          Cost*             Value
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.55%, 6/10/04                             (1)      $ 2,500,000      $ 2,423,945       $ 2,539,800
  7.50%, 7/25/20                             (1)        4,000,000        3,959,687         4,053,540

Federal National Mortgage Assn., Global Bond,
  8.50%, 2/1/05                                         1,600,000        1,600,000         1,682,021

Government National Mortgage Assn.,
  7%, 5/15/22                                (1)          281,248          280,898           275,184
  7%, 4/15/23                                (1)        3,896,503        3,898,938         3,812,486
  7%, 5/15/23                                (1)          856,884          854,340           838,408
  7%, 3/15/24                                (1)        1,769,931        1,751,125         1,731,768
  7.50%, 12/15/25                            (1)        1,024,590        1,022,989         1,025,230
  8%, 8/15/24                                (1)        1,696,444        1,687,166         1,730,370
  8%, 1/15/25                                (1)        1,606,198        1,552,993         1,638,322
  8.50%, 7/15/17                             (1)        1,053,893        1,080,733         1,091,438
  8.50%, 5/15/21                             (1)          663,912          680,821           687,564
  10%, 1/15/18                               (1)        1,012,090        1,098,276         1,109,816
U.S. Treasury Bond,
  7.25%, 5/15/16                             (1)        1,000,000          975,000         1,055,938
                                                      -----------      -----------       -----------
                                                       22,961,693       22,866,911        23,271,885
                                                      -----------      -----------       -----------

BONDS and NOTES-28.13%
----------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                             Aa2        1,500,000        1,495,875         1,647,719

Ford Motor Credit
  6.125%, 1/9/06                             A1         2,000,000        1,989,980         1,871,516

KFW International Finance Inc., Notes,
  7.20%, 3/15/14                             Aaa        2,000,000        1,978,500         2,013,448

Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                             A1         1,800,000        1,806,138         1,890,016

Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                             A1         2,000,000        1,997,400         1,883,334

Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                              Aa2        2,000,000        1,988,600         2,046,848
                                                      -----------      -----------       -----------
                                                       11,300,000       11,256,493        11,352,881
                                                      -----------      -----------       -----------

SHORT-TERM HOLDINGS-14.21%
----------------------------------------------------------------------------------------------------
Federal Farm Credit Bank Disc. Note 1/3/97                 25,000           24,973            24,973
Federal Home Loan Bank Disc. Note 1/2/97                  635,000          634,907           634,907
Federal Home Loan Bank Disc. Note 1/3/97                  330,000          329,886           329,886
U.S. Treas. Bill 1/2/97                                    12,000           11,999            11,999
U.S. Treas. Bill 1/9/97                                 4,739,000        4,734,261         4,734,261
                                                      -----------      -----------       -----------
                                                        5,741,000        5,736,026         5,736,026
                                                      -----------      -----------       -----------
TOTAL INVESTMENTS IN SECURITIES                       $40,002,693      $39,859,430       $40,360,792
                                                      ===========      ===========       ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

(left column)

Excelsior Income Shares, Inc.

Schedule of Investments (continued)
December 31, 1996 (Note 1)

The aggregate market value at December 31, 1996 for the long-term holdings in terms of Quality Ratings is as follows:


          Rating**               Value                Percent
          ------                 -----                -------
          Aaa (1)             $25,285,333              73.03
          A1                    5,644,866              16.30
          Aa2                   3,694,567              10.67
                              -----------             ------
          Total               $34,624,766             100.00
                              ===========             ======

(1)These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

**Based on cost for Federal income tax purposes:
    Aggregate gross unrealized
      appreciation                               $   861,347

    Aggregate gross unrealized
      depreciation                                  (359,985)
                                                 -----------

  Net unrealized appreciation                    $   501,362
                                                 ===========

Cost for Federal Income Tax Purposes             $39,859,430
                                                 ===========

**Credit ratings are unaudited.




          The accompanying notes are an integral part of this schedule.


(right column)

Statement of Assets and Liabilities
December 31, 1996 (Unaudited)

ASSETS:
---------------------------------
Investments (Note 1) in securities
  at value (identified
  cost $39,859,430):

  U.S. Government and
    Federal Agencies
    obligations          $23,271,885

  Bonds and notes         11,352,881

  Short-term holdings      5,736,026
                         -----------
    Total Investments                        $40,360,792

Cash                                               2,712

Interest receivable                              454,306

Prepaid expenses                                   9,016
                                             -----------
    Total Assets                              40,826,826
                                             -----------

LIABILITIES:
---------------------------------
Dividend payable                                 831,589
Accrued advisory fee (Note 3)                     60,332
Accrued operating expenses                        47,870
                                             -----------
    Total Liabilities                            939,791
                                             -----------
Net Assets                                   $39,887,035
                                             ===========

NET ASSETS consist of:
  Undistributed net investment income        $   (95,170)
  Accumulated net realized losses
    from investment transactions                (389,527)
  Unrealized appreciation on investments         501,362
  Capital shares (Note 5)                         21,884
  Additional paid-in capital                  39,658,146
                                             -----------
                                             $39,887,035
                                             ===========

Net Asset Value per share
  ($39,887,035 d/b 2,188,391 shares)              $18.23
                                                  ======


         The accompanying notes are an integral part of this statement.

(left column)

Excelsior Income Shares, Inc.

Statement of Operations
for the year ended December 31, 1996
(Note 1)

INVESTMENT INCOME:
---------------------------------
INCOME-Interest                                     $2,864,008

EXPENSES:
  Investment advisory fee             $208,848
  Directors' fees and expenses          45,749
  Officer's  salary                     40,856
  Postage and  printing                 33,813
  Professional  fees                    21,878
  Insurance                             23,979
  Transfer agent and
    registrar fees                      19,889
  The New York Stock
    Exchange, Inc.-annual fee           15,620
  Miscellaneous                         23,021
                                       -------
    Total expenses                                     433,653
                                                    ----------
      Investment Income-Net                          2,430,355
                                                    ----------

REALIZED LOSS AND UNREALIZED (DEPRECIATION)/
APPRECIATION ON INVESTMENTS-NET:
---------------------------------
Realized loss from security transactions
  (excluding short-term securities):
  Proceeds from sales               $1,974,967
  Cost of sales                      2,001,808
                                    ----------
    Net realized loss                                  (26,841)
Unrealized appreciation (depreciation)
  on investment securities:
  Beginning of year                  1,887,704
  End of year                          501,362
                                    ----------
    Change in unrealized
      appreciation-net                              (1,386,342)
                                                    ----------
      Net realized loss and change
        in unrealized appreciation
        (depreciation) on investments               (1,413,183)
                                                    ----------
Net increase in Net Assets
  Resulting from Operations                         $1,017,172
                                                    ==========


(right column)

Statement of Changes in Net Assets

                                 For the year      For the year
                                     ended             ended
                                 Dec. 31, 1996     Dec. 31, 1995
                                 -------------     -------------
INCREASE (DECREASE)
IN NET ASSETS
---------------------------------

Operations:
  Investment income-
    net (Note 1)                  $ 2,430,355        $ 2,484,734
  Realized (loss) on
    investments-net
    (Note 2)                          (26,841)          (277,290)
  Change in unrealized
    appreciation
    (depreciation)-net             (1,386,342)         4,767,536
                                  -----------        -----------
  Net increase
    in net assets
    resulting from
    operations                      1,017,172          6,974,980
  Dividends to share-
    holders from:
    Investment income-
    net                            (2,582,301)        (2,450,998)
                                  -----------        -----------
  Total increase (decrease)
    in net assets                  (1,565,129)         4,523,982

NET ASSETS:
---------------------------------
Beginning of year                  41,452,164         36,928,182
                                  -----------        -----------
End of year (including
  undistributed net invest-
  ment income of $95,170
  in 1996 and $97,923 in
  1995, respectively)             $39,887,035        $41,452,164
                                  ===========        ===========


        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

Financial Highlights


                                                                  For the year ended
                                              -----------------------------------------------------
                                                 1996       1995       1994*        1993       1992
Per Share Operating Performance:
Net asset value, beginning of year             $18.94     $16.87      $18.97      $18.54     $18.74
                                               ------     ------      ------      ------     ------
  Net investment income                          1.11       1.14        1.06        1.17       1.32
  Net gain (loss) on securities
    (realized and unrealized)                    (.64)      2.05       (2.00)        .71       (.08)
                                               ------     ------      ------      ------     ------
Total from investment operations                  .47       3.19        (.94)       1.88       1.24
                                               ------     ------      ------      ------     ------
Less Dividends and Distributions:
Dividends from net investment
  income                                        (1.18)     (1.12)      (1.03)      (1.17)     (1.33)
Distribution from realized gains on
  investments                                       _          -        (.16)       (.28)      (.09)
Distribution in excess of realized
  gains on investments                              -          -           -           -       (.02)
                                               ------     ------      ------      ------     ------
Total dividends and distributions               (1.18)     (1.12)      (1.19)      (1.45)     (1.44)
                                               ------     ------      ------      ------     ------
  Treasury Stock Transaction                        -          -         .03           -          -
                                               ------     ------      ------      ------     ------
Net asset value, end of year                   $18.23     $18.94      $16.87      $18.97     $18.54
                                               ======     ======      ======      ======     ======
Market value per share, end of year            $15.75     $16.00      $14.63      $17.50     $17.55
                                               ======     ======      ======      ======     ======

Total Investment Return:
Based on market value per share                5.68%      17.04%      (8.64%)      5.98%      6.65%

Ratios To Average Net Assets:
Expenses                                       1.07%       1.08%       1.15%       1.08%       .98%
Net investment income                          6.02%       6.26%       5.92%       6.07%      7.14%

Supplemental Data:
Net assets at end of year
  (000 omitted)                              $39,887     $41,452     $36,928     $42,130    $41,183
Portfolio turnover rate                        5.50%      25.07%      95.53%      81.23%    155.60%

*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

Notes to Financial Statements
December 31, 1996
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

    a)  Investments-Security  transactions  are  recorded  as of the trade date.
Investments owned at December 31, 1996, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

    The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

    The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

    Realized gains and losses on security transactions are determined on the basis of identified cost.

    b) Federal Income Taxes-No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $92,443 and $297,084 expiring on December 31, 2002 and December 31, 2003, respectively, available to offset future capital gains, if any.

    c) Investment Income Recognition-The Company records interest and expenses on the accrual basis.

    d) Dividend Distributions-The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1996 is an increase in undistributed net investment income of $149,193, a decrease in accumulated net realize loss of $7,047, and a decrease in additional paid-in capital of $156,240.

    e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.

December 31, 1996
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

    The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

    Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

    Three officers of the Company are officers of United States Trust Company of New York.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the year ended December 31, 1996, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $1,989,980 and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $1,053,996 and $1,974,967, respectively.

(5) CAPITAL STOCK:

At December 31, 1996, 2,188,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

    Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1994, the Company purchased 32,500 shares in the open market at a cost of $475,737.

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Excelsior Income Shares, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Excelsior Income Shares, Inc., (the "Fund") as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1994 were audited by other auditors, whose report, dated January 24, 1995, expressed an unqualified opinion thereon.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above presentfairly, in all material respects, the financial position of Excelsior Income Shares, Inc. as of December 31, 1996, the results of its operations, for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.





                                          Coopers & Lybrand L.L.P.


New York, New York
January 31, 1997.

(left column)

Excelsior Income Shares, Inc.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer

Henry M. Milkewicz
Vice President

Robert D. Cummings
Secretary and Treasurer

Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

Investment Advisor

United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

Transfer Agent Registrar & Custodian

The Chase Manhattan Bank, N.A.
Customer Services
770 Broadway, 6th Floor
New York, NY 10003
(800) 257-2356

Independent Accountants

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange - Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

(right column)


-----------------------------------------------------------


                       LOGO



                     Excelsior
                  Income Shares,
                       Inc.



                   Annual Report
                 December 31, 1996


-----------------------------------------------------------